PROVISIONS, CONTINGENCIES AND COMMITMENTS	12 Months Ended
Dec. 31, 2025
Disclosure of Other Provisions, Contingent Liabilities and Commitments [Abstract]
PROVISIONS, CONTINGENCIES AND COMMITMENTS	NOTE 9: PROVISIONS, CONTINGENCIES AND
COMMITMENTS
ArcelorMittal recognizes provisions for liabilities and probable losses that have been incurred when it has a present legal or constructive obligation as a result of past events, it is probable that the Company will be required to settle the obligation and a reliable estimate of the amount of the obligation can be made.
If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, where appropriate, the risks specific to the liability. Where discounting is used, the increase in the provision due to the passage of time is recognized as a financing cost. Future operating
expenses or losses are excluded from recognition as
provisions as they do not meet the definition of a liability.
Contingent assets and contingent liabilities are excluded from recognition in the consolidated statements of financial position.
Provisions for onerous contracts are recorded in the
consolidated statements of operations when it becomes known
that the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be
received. Assets dedicated to the onerous contracts are tested for impairment before recognizing a separate provision for the onerous contract.
Provisions for restructuring are recognized when and only
when a detailed formal plan exists and a valid expectation in those affected by the restructuring has been raised, by starting to implement the plan or announcing its main features.
ArcelorMittal records asset retirement obligations (“ARO”)
initially at the fair value of the legal or constructive obligation in the period in which it is incurred and capitalizes the ARO by increasing the carrying amount of the related non-current
asset. The fair value of the obligation is determined as the discounted value of the expected future cash flows. The liability is accreted to its present value through net financing cost and the capitalized cost is depreciated in accordance with the
Company’s depreciation policies for property, plant and
equipment. Subsequently, when reliably measurable, ARO is
recorded on the consolidated statements of financial position increasing the cost of the asset and the fair value of the related obligation. Foreign exchange gains or losses on AROs
denominated in foreign currencies are recorded in the
consolidated statements of operations.
ArcelorMittal is subject to changing and increasingly stringent environmental laws and regulations concerning air emissions, water discharges and waste disposal, as well as certain
remediation activities that involve the clean-up of soil and groundwater. ArcelorMittal is currently engaged in the
investigation and remediation of environmental contamination at a number of its facilities. Most of these are legacy
obligations arising from acquisitions.
Environmental costs that relate to current operations or to an existing condition caused by past operations, and which do not contribute to future revenue generation or cost reduction, are expensed. Liabilities are recorded when environmental
assessments and/or remedial efforts are probable and the cost can be reliably estimated based on ongoing engineering
studies, discussions with the environmental authorities and
other assumptions relevant to the nature and extent of the
remediation that may be required. The ultimate cost to
ArcelorMittal is dependent upon factors beyond its control such as the scope and methodology of the remedial action
requirements to be established by environmental and public
health authorities, new laws or government regulations, rapidly changing technology and the outcome of any potential related litigation. Environmental liabilities are discounted if the
aggregate amount of the obligation and the amount and timing of the cash payments are fixed or reliably determinable.
The estimates of loss contingencies for environmental matters and other contingencies are based on various judgments and
assumptions including the likelihood, nature, magnitude and
timing of assessment, remediation and/or monitoring activities and the probable cost of these activities. In some cases,
judgments and assumptions are made relating to the obligation or willingness and ability of third parties to bear a proportionate or allocated share of cost of these activities, including third parties who sold assets to ArcelorMittal or purchased assets from it subject to environmental liabilities. ArcelorMittal also considers, among other things, the activity to date at particular sites, information obtained through consultation with applicable regulatory authorities and third-party consultants and
contractors and its historical experience with other
circumstances judged to be comparable. Due to the numerous
variables associated with these judgments and assumptions,
and the effects of changes in governmental regulation and
environmental technologies, both the precision and reliability of the resulting estimates of the related contingencies are subject to substantial uncertainties. As estimated costs to remediate change, the Company will reduce or increase the recorded
liabilities through write backs or additional provisions in the consolidated statements of operations. ArcelorMittal does not expect these environmental issues to affect the utilization of its plants, now or in the future.
ArcelorMittal is currently and may in the future be involved in litigation, arbitration or other legal proceedings. Provisions related to legal and arbitration proceedings are recorded in accordance with the principles described above.
Most of these claims involve highly complex issues. Often
these issues are subject to substantial uncertainties and,
therefore, the probability of loss and an estimation of damages are difficult to ascertain. Consequently, ArcelorMittal may be unable to make a reliable estimate of the expected financial effect that will result from ultimate resolution of the proceeding.
In those cases, ArcelorMittal has disclosed information with respect to the nature of the contingency. ArcelorMittal has not accrued a provision for the potential outcome of these cases.
For cases in which the Company was able to make a reliable
estimate of the expected loss or range of probable loss and
has accrued a provision for such loss, it believes that
publication of this information on a case-by-case basis would seriously prejudice the Company’s position in the ongoing legal proceedings or in any related settlement discussions.
Accordingly, in these cases, the Company has disclosed
information with respect to the nature of the contingency, but has not disclosed its estimate of the range of potential loss.
In the cases in which quantifiable fines and penalties have
been assessed, the Company has indicated the amount of
such fine or penalty or the amount of provision accrued that is the estimate of the probable loss.
These assessments can involve a series of complex judgments
about future events and can rely heavily on estimates and
assumptions. The assessments are based on estimates and
assumptions that have been deemed reasonable by
management. The Company believes that the aggregate
provisions recorded for the above matters are adequate based upon currently available information. However, given the
inherent uncertainties related to these cases and in estimating contingent liabilities, the Company could, in the future, incur judgments that have a material adverse effect on its results of operations in any particular period. The Company considers it highly unlikely, however, that any such judgments could have a
material adverse effect on its liquidity or financial condition. 9.1    Provisions

	Balance at December 31, 2024	Additions[1]	Deductions/ Payments	Effects of foreign exchange and other movements	Balance at December 31, 2025
Environmental	506	54	(76)	69	553
Emission obligations	420	488	(423)	21	506
Asset retirement obligations	478	43	(66)	46	501
Site restoration	109	15	(25)	17	116
Staff related obligations	144	111	(38)	25	242
Voluntary separation plans	86	80	(74)	22	114
Litigation and other (see note 9.3)	305	38	(89)	150	404
Tax claims	79	7	(36)	127	177
Other legal claims	226	31	(53)	23	227
Commercial agreements and onerous contracts	33	9	(27)	3	18
Other	217	45	(65)	4	201
	2,298	883	(883)	357	2,655
Short-term provisions	938				1,039
Long-term provisions	1,361				1,616
	2,298				2,655

	Balance at December 31, 2023	Additions[1]	Deductions/ Payments	Effects of foreign exchange and other movements	Balance at December 31, 2024
Environmental	620	120	(207)	(27)	506
Emission obligations	29	423	(15)	(17)	420
Asset retirement obligations	380	172	(34)	(40)	478
Site restoration	147	21	(52)	(7)	109
Staff related obligations	162	37	(41)	(14)	144
Voluntary separation plans	32	66	(22)	10	86
Litigation and other (see note 9.3)	349	79	(87)	(36)	305
Tax claims	81	18	(11)	(9)	79
Other legal claims	268	61	(76)	(27)	226
Commercial agreements and onerous contracts	29	24	(16)	(4)	33
Other	317	38	(102)	(36)	217
	2,065	980	(576)	(171)	2,298
Short-term provisions	588				938
Long-term provisions	1,477				1,361
	2,065				2,298
1.Additions exclude provisions reversed or utilized during the same year.
There are uncertainties regarding the timing and amount of the provisions above. Changes in underlying facts and
circumstances for each provision could result in differences in the amounts provided for and the actual outflows. In general, provisions are presented on a non-discounted basis due to the uncertainties regarding the timing or the short period of their expected consumption.
Environmental provisions have been estimated based on
internal and third-party estimates of contamination, available remediation technology, and environmental regulations.
Estimates are subject to revision as further information
develops or circumstances change.
Provisions for emission obligations are recognized to cover the shortage between the Company's CO2 emissions and the
allowances granted, based on the market value of the CO2
allowances as of the reporting date or purchase price of the acquired CO2 emission rights. The Company uses derivative
financial instruments and spot purchases to manage its
exposure to fluctuations in prices of emission rights
allowances. See note 6.3 for the details of the cash flow
hedging in place for emission rights, note 4.5 for CO2 emission rights held as current assets and note 5.1 for CO2 emission
rights held as Intangible non-current assets. The Company
also receives indirect compensation through rebates on its
energy tariffs.
Provisions for site restoration are related to costs in connection with the dismantling of site facilities, mainly in France, of which
57 and 61 at December 31, 2025 and 2024, respectively, with
respect to the dismantling of the Florange liquid phase.
Provisions for staff related obligations primarily concern Brazil and are related to various employees’ compensation. In 2025, the increase is largely relating to Sindimetal union case on overtime payments amounting to 74, see also note 9.3.
Provisions for voluntary separation plans primarily relate to plans in France, Spain, South Africa and Germany, which are
expected to be settled within one year. In 2025, the increase in provisions for voluntary separation plans includes 55 in Europe and 20 with respect to the Sustainable Solutions reportable
segment.
Provisions for litigation include losses relating to present legal obligations that are considered to be probable, see also note
9.3.
In 2025 and 2024 provisions for commercial agreements and
onerous contracts were primarily linked to onerous contracts in
Spain.
Other provisions of 72 and 73 at December 31, 2025 and 2024, respectively, are related to the Complementary Agreement
Term signed in 2021 between ArcelorMittal Brazil, the Federal and State Prosecutor Offices and the Commission representing affected people, which includes precautionary evacuation of
the communities close to the Serra Azul dam, as well as the
commitment to implement action plans to ensure the stability, security and decommissioning of the tailing dam. Other
provisions also comprise technical warranties and guarantees.
Environmental Liabilities
ArcelorMittal’s operations are subject to a broad range of laws and regulations relating to the protection of human health and the environment at its multiple locations and operating
subsidiaries. As of December 31, 2025, excluding asset
retirement obligations, ArcelorMittal had established provisions of 553 for environmental remedial activities and liabilities. The provisions for all operations by geographic area included
mainly 380 in Europe, 95 in South Africa and 74 in Canada.
Europe
Environmental provisions for ArcelorMittal’s operations in
Europe are mainly related to the investigation and remediation of environmental contamination at current and former operating sites in Poland (128), Luxembourg (80), France (62),  Belgium
(60) and Germany (40). This investigation and remediation
work relates to various matters such as decontamination of
water discharges, waste disposal, cleaning water ponds and
remediation activities that involve the clean-up of soil and groundwater. These provisions also relate to human health
protection measures such as fire prevention and additional
contamination prevention measures to comply with local health and safety regulations.
In Belgium, environmental provisions mainly relate to legal site remediation obligations linked to the closure of the primary installations at the Liège site of ArcelorMittal Belgium. The provisions also include the external recovery and disposal of waste, residues or by-products that cannot be recovered
internally at the ArcelorMittal Ghent and Liège sites and the removal and disposal of material containing asbestos.
On April 30, 2024, ArcelorMittal completed the sale and
transfer of certain environmental obligations related to several industrial wastelands including the Chertal site, blast furnaces
B and 6 and the coke plant in Liège (Belgium) to different
private investors and the Walloon Region. Accordingly, the
Company derecognized 148.
In Luxembourg, environmental provisions relate to the post-
closure monitoring and remediation of former production sites, waste disposal areas, slag deposits and mining sites.
In France, environmental provisions principally relate to the remediation of former sites, including several coke plants and the remediation and improvement of storage of residues and
secondary materials, treatment of slag dumps, disposal of
waste at different ponds and landfills, removal of asbestos from the installations and mandatory financial guarantees to cover risks of major accident hazard or for gasholders and waste
storage. Most of the provision relates to the stocking areas at the Dunkirk site, the mothballing of the liquid phase in
Florange, including study and surveillance of soil and water to prevent environmental damage, and the treatment and
elimination of waste.
In Poland, environmental provisions include 122 for cleaning and remediation costs following the closure of primary facilities in Kraków, including coke plant and land remediation of post-
industrial areas in Ruszca (district of Kraków).
In Germany, the 40 environmental provision essentially relates to ArcelorMittal Bremen’s post-closure obligations at the
Prosper coke plant in Bottrop mainly established for soil
remediation, groundwater treatment and monitoring.
South Africa
AMSA's environmental provisions include 26 related to the
decommissioned Pretoria Works site in a state of care and
maintenance with ongoing rehabilitation and 14 related to the
Newcastle Works site mainly with respect to air quality
improvements, waste site remediation and storm water
management. AMSA's environmental provisions also include
36 related to the environmental rehabilitation of the Thabazimbi mine, and 17 related to the flat steel operations of the
Vanderbijlpark Works site.
Canada
In Canada, ArcelorMittal Dofasco has a 28 environmental
provision for the expected cost of remediating toxic sediment located at the East Boatslip site.
Asset retirement obligations
Asset retirement obligations ("AROs") arise from legal
requirements and represent management’s best estimate of
the present value of the costs that will be required to retire plant and equipment or to restore a site at the end of its useful life, mainly in connection with mining operations. As of
December 31, 2025, ArcelorMittal had established provisions
for AROs of 501, including mainly 144 for Brazil, 141 for
Canada, 86 for Mexico, 53 for Ukraine and 52 for Germany, As
of December 31, 2025, AROs related to mining activities and
total undiscounted amount of site restoration obligations
amounted to 444 and 1,309 respectively.
AROs in Brazil relate to the decommissioning of the Serra Azul mine, including the decharacterization of the tailing dam. In addition, the Company has legal obligations to clean and
restore the mining areas of Serra Azul and Andrade, both
located in the State of Minas Gerais.
AROs in Canada relate to site restoration and dismantling of the facilities near the mining sites in Mont-Wright and Fire
Lake, and the accumulation area of mineral substances at the facility of Port-Cartier in Quebec, upon closure of the mines pursuant to the restoring plan of the mines. In addition,
Dofasco has legal obligations for the former Sherman Mine site near Temagami, Ontario.
AROs in Mexico relate to the restoration costs of the Las
Truchas, El Volcan, San Jose and the joint operation Peña
Colorada iron ore mines.
AROs in Ukraine are legal obligations for site rehabilitation at the iron ore mining site in Kryvyi Rih, upon closure of the mine pursuant to its restoration plan.
In Germany, AROs principally relate to the Hamburg site, which operates on leased land with the contractual obligation to
remove all buildings and other facilities upon the termination of the lease, and to the Prosper coke plant in Bottrop for filling the basin, restoring the layer and stabilizing the shoreline at the harbor.
9.2    Other long-term obligations

	Balance at December 31,
	2025	2024
Derivative financial instruments (notes 6.1 and 6.3)	228	343
Payable from acquisition of financial assets	474	302
Unfavorable contracts	151	156
Income tax payable	117	156
Put option liability ArcelorMittal Texas HBI (note 11.5.2)	175	176
Put option liability Sonasid (note 11.5.2)	153	114
Other	242	175
Total	1,540	1,422
As of December 31, 2025, payable from acquisition of financial assets included 210 (in addition to 112 classified as accrued expenses and other liabilities see note 4.8) relating to the settlement of a valuation dispute in Brazil in connection with
Votorantim acquisition (see note 9.3). It included also at
December 31, 2025 and 2024 163 and 222, respectively,
relating to outstanding equity contributions for joint ventures (in addition to 124 and 224, respectively, classified as accrued expenses and other liabilities see note 4.8). Additionally, as of
December 31, 2025 and 2024, 28 and 39 respectively, were
related to AMNS India's debt guarantee (see note 9.4).
Unfavorable contracts of 151 and 156 as of December 31,
2025 and 2024, respectively, mainly related to ArcelorMittal
Pecém (see note 2.2.4) and ArcelorMittal Brasil.
As of December 31, 2025, the income tax payable mainly
related to income tax contingencies (in majority unasserted
claims).
9.3    Contingent liabilities
Tax Claims
ArcelorMittal is a party to various tax claims. As of
December 31, 2025, ArcelorMittal had recorded 242 short-term and long-term liabilities related to income tax contingencies and 177  aggregate provisions for non-income tax claims for
which it considers the risk of loss to be probable. Set out below is a summary description of the tax claims (i) for which
ArcelorMittal had recorded a provision as of December 31,
2025, (ii) that constitute a contingent liability, (iii) that were resolved in 2025 or (iv) that were resolved and had a financial impact in 2024 or 2023, in each case involving amounts
deemed material by ArcelorMittal. The Company is vigorously
defending against the pending claims discussed below. Claims that previously were disclosed may no longer be described
because of rulings in the case, changes in ArcelorMittal’s
business or other developments rendering them, in
ArcelorMittal’s judgment, no longer material. These include the claims disclosed in the previous year for which ArcelorMittal no longer expects to report on their status, absent a change in
ArcelorMittal’s judgment of their materiality.
Brazil
In 2011, ArcelorMittal Brasil received a tax assessment for
corporate income tax (known as IRPJ) and social contributions on net profits (known as CSL) in relation to (i) the amortization of goodwill on the acquisition of Mendes Júnior Siderurgia (for the 2006 and 2007 fiscal years), (ii) the amortization of goodwill arising from the mandatory tender offer ("MTO") made by
ArcelorMittal (ex-Mittal Steel N.V.) to minority shareholders of
Arcelor Brasil in connection with the two-step merger of Arcelor and Mittal Steel N.V. (for the 2007 tax year), (iii) expenses related to pre-export financing used to finance the MTO, which were deemed by the tax authorities to be unnecessary for
ArcelorMittal Brasil since the expenses were incurred to buy shares of its own company and (iv) CSL over profits of
controlled companies in Argentina and Costa Rica. In January
2025, ArcelorMittal Brasil was formally notified of the decision
(issued in April 2024) that annulled 78% of the tax assessment, and the Federal Revenue Service has already partially written off 339 that was annulled. The outstanding claim value
amounts to 88, and ArcelorMittal has filed a suit to cancel the remaining amount of the tax assessment.
In April 2016, ArcelorMittal Brasil received a tax assessment in relation to (i) the amortization of goodwill resulting from the
MTO made by ArcelorMittal (ex-Mittal Steel N.V.) to the
minority shareholders of Arcelor Brasil in connection with the two-step merger of Arcelor and Mittal Steel N.V. in 2007 and (ii)
the amortization of goodwill resulting from ArcelorMittal Brasil’s acquisition of CST in 2008. While the assessment, if upheld, would not result in a cash payment as ArcelorMittal Brasil did not have any tax liability for the fiscal years in question (2011 and 2012), it would result in a 52 financial impact arising from a write off of 'net operating loss carry forward' with respect to the
2011-2012 tax year. ArcelorMittal Brasil appealed against the unfavorable decision on the lower instances of the assessment in the third instance of the administrative tribunal in November
2019. In November 2024, ArcelorMittal Brasil was formally
notified of the administrative court's decision (issued in April
2024) in the Company's favor in respect of approximately 64%
of the claim. The outstanding claim value is 21.
In December 2018, ArcelorMittal Brasil received a tax
assessment of 112, which could have an additional 18 financial impact arising from a write-off of 'net operating loss carry forward' with respect to the 2013-2014 tax years, principally in relation to the amortization of goodwill resulting from the MTO made by ArcelorMittal (ex-Mittal Steel N.V.) to the minority shareholders of Arcelor Brasil in connection with the two-step merger of Arcelor and Mittal Steel N.V. in 2007. After lower court decisions and appeals in November 2022, the second
instance of the administrative tribunal cancelled the tax
assessment. In January 2023, the Federal Revenue Service
filed an appeal to the third instance of the administrative
tribunal. In May 2024, the administrative tribunal ruled
substantially in ArcelorMittal Brasil's favor, reducing the
contingency amount to 26 and the financial impact from net
operating loss to approximately 7.
Following the closure of the administrative proceedings in
relation to the April 2016 and December 2018 tax assessments described above, ArcelorMittal Brasil filed a judicial lawsuit (in
March 2025) challenging the outstanding claim amounts under
both of these tax assessments.
In December 2020, ArcelorMittal Brasil received a tax
assessment of 45 with respect to the 2015-2016 tax years,
related to the amortization of goodwill resulting from the MTO made by ArcelorMittal (ex-Mittal Steel N.V.) to the minority shareholders of Arcelor Brasil in connection with the two-step merger of Arcelor and Mittal Steel N.V. in 2007. ArcelorMittal
Brasil filed its defense in the first instance of the administrative tribunal in January 2021 which issued an unfavorable decision in August 2021. ArcelorMittal Brasil filed an appeal to the
second instance of the administrative tribunal in September
2021. In February 2025, the second instance of the
administrative tribunal ruled unfavorably to the company.
ArcelorMittal Brasil filed an appeal with the third administrative instance in August 2025.
In May 2014, ArcelorMittal Comercializadora de Energia
received a tax assessment from the state of Minas Gerais
alleging that the Company did not correctly calculate tax credits on interstate sales of electricity from February 2012 to
December 2013. The amount claimed totals 20. Following the
conclusion of this proceeding at the administrative level, the
Company received the tax enforcement notice in December
2015 and filed its defense in February 2016. In April 2016,
ArcelorMittal Comercializadora de Energia received an
additional tax assessment in the amount, of 38, after taking account of a reduction of fines mentioned below regarding the same matter, for infractions which allegedly occurred during the
2014 to 2015 period, and filed its defense in May 2016.
Following appeal, the Company received a notice from the tax authority in November 2017 that reduced the fees in the
second case by 12, due to retrospective application of a new law. In addition, in February 2019, a reduction of the fine by 7 was finalized in the first case due to the retrospective
application of a new law. In October 2024, the first case was dismissed unfavorably to ArcelorMittal Brasil, validating the tax assessment and in November 2024, ArcelorMittal Brasil filed a motion for clarification that was dismissed in May 2025 by the first instance. ArcelorMittal Brasil filed an appeal to the Minas
Gerais State Court and is awaiting judgment. In the second
case, in July 2024, a favorable decision was granted by the
first instance, cancelling the tax assessment, but, as only one of the tax infractions was analyzed, both parties filed a motion for clarification. In October 2024, the State's motion for
clarification was granted by the first judicial instance,
confirming the tax assessment, and only removing the
collection of the fines that exceeds 100% of the tax value, for each penalty. In November 2024, ArcelorMittal Brasil filed a new appeal (motion for clarification) which was dismissed in
May 2025 by the first judicial instance. In May 2025,
ArcelorMittal Brasil filed an appeal to the Minas Gerais State
Court and is awaiting judgment. In January 2026, the company requested the retroactive application of a new law that limited the penalty to 50% of the tax due. Therefore, the contingency was reduced by 41. The total remaining amount for both cases is 58.
In 2016, ArcelorMittal Brasil received three tax assessments from the state of Santa Catarina in the amount of 129 alleging that it had used improper methods to calculate the amount of its ICMS credits. In the Administrative instance, all cases were unfavorably closed in November 2020, and ArcelorMittal Brasil, in 2021, filed a lawsuit to challenge the assessments. The case is currently pending at the first judicial instance.
In January 2019, ArcelorMittal Sul Fluminense (which merged
into ArcelorMittal Brasil in July 2019) filed a challenge against the ICMS (VAT) charged by Rio de Janeiro State on interstate acquisition of electricity power. The company claims the
acquisition of electricity to be used in the industrial process is not taxable. Alternatively, the company claims that, if taxed, the acquisition of electricity should be subject to an 18% rate, and not 28% as intended by the State. The amount of the ICMS
(VAT) discussed is being monthly deposited in court. In July
2024, the court of first instance ruled a partially favorable decision, reducing the ICMS/VAT rate from 28% to 18%.
However, the decision was unfavorable to the company's
position that ICMS does not apply to interstate acquisitions of electrical energy for industrialization purposes. ArcelorMittal
Brasil filed a motion for clarification and in September 2024, the motion for clarification was dismissed. In October 2024,
ArcelorMittal Brasil filed an appeal to the State Court of Rio de
Janeiro. In May 2025, the State Court dismissed ArcelorMittal
Brasil's appeal, maintaining the partially favorable decision issued by the court of first instance. Subsequently, ArcelorMittal
Brasil filed two consecutive motions for clarification which were dismissed by the State Court in 2025. As a result, ArcelorMittal
Brasil filed an appeal to the Superior Court of Justice and the
Supreme Federal Court, which is currently pending. The total amount of the outstanding claim is 79.
From March 2022 to December 2025, ArcelorMittal Brasil
received 20 tax assessments totaling 66 relating to ICMS (VAT)
credits. Cases 1 to 10 (total value of 25) are under judicial review following the conclusion of the administrative phase, which also resulted in unfavorable decisions; these cases are awaiting the evidentiary phase before proceeding to judgment.
Cases 11 to 13 (total value of 5) received unfavorable
administrative decisions, and appeals have been filed, which are pending judgment. Cases 14 to 20 (total value of 36) have had administrative defenses submitted and are currently
awaiting judgment.
In January 2023, ArcelorMittal Brasil received a tax
assessment from the Federal Revenue Service in an amount of
164 in which the tax authority rejected the offsetting of PIS/
COFINS credits used by the Company in 2018. The dispute
relates to various types of credits such as credits recognized in
Court processes (exclusion of ICMS from the PIS and COFINS
calculation base, PIS/COFINS credits in the Manaus Free
Trade Zone), expenses related to the acquisition of scrap
(including freight), expenses related to port handling, and
expenses for freight for finished products. ArcelorMittal Brasil filed an administrative defense in February 2023. In November
2023, ArcelorMittal Brasil was notified of the unfavorable
decision and filed an appeal in December 2023. In August
2024, the second instance of the Administrative Court ruled in favor of the company, annulling the first instance decision, and ordered a new judgment. In December 2025, the company was
notified of the new first instance administrative decision in the new trial (ordered by the second instance), which dismissed
the company's defense. ArcelorMittal Brasil intends to file a new appeal with the second instance of Administrative Court.
In January 2023, ArcelorMittal Brasil received a tax
assessment in an amount of 17 for a 50% fine for alleged non-
payment of the monthly estimate of CIT related to fiscal year
2018. The Federal Revenue accuses the Company of undue
offsetting of CIT credits paid in Venezuela from 2010 to 2014 when calculating the monthly IRC estimate for 2018. In
February 2023, ArcelorMittal Brasil filed its defense. In
September 2023, the first instance of the Administrative Court ruled against the Company and ArcelorMittal Brasil filed an
appeal. On September 11, 2024, the second instance of the
Tax Administrative Court (CARF) began the trial of the
Company's appeal. In November 2023, ArcelorMittal Brasil
received a new tax assessment of 63. The Federal Revenue
accuses the Company of allegedly undue offsetting of CIT
credits paid in Venezuela from 2010 to 2014 and offset by
ArcelorMittal Brasil in 2018. In December 2023, the Company
filed an administrative defense. In June 2024, the first instance of the Administrative Court decided unfavorably to the appeal filed by the Company. In July 2024, the company filed an
appeal. In July 2025, the hearing for the first case (18) took place, where the second instance of the Administrative Court ruled unfavorably against the company. In September 2025,
ArcelorMittal Brasil filed a motion for clarification against the decision with the second instance of the Administrative Court which issued an unfavorable decision against the company in
October 2025. The tax assessment’s remaining amount of 63
remains under discussion. In January 2026, the motion for
clarification was judged unfavorably to the Company. The
Company filed an appeal to the third instance of the
Administrative Court.
In August 2024, ArcelorMittal Brasil received a new tax
assessment related to PIS and COFINS credits for the period
2019-2020 (first case). Due to this new tax assessment, the
Federal Union also issued 10 decisions that did not approve or only partially approved PIS/COFINS credits used during the
same period to offset debts, creating 10 more cases. The total value claimed in these 11 cases is 107. In September 2024,
ArcelorMittal Brasil filed an administrative defense for 9 out of the 11 cases. For other 2 cases, AM Brasil was notified in April
2024 and filed an administrative defense in May 2024. In
August 2024, a new decision was issued regarding the third
case, reviewing the previous disallowance, and approving an
additional part of the offsetting. AM Brasil presented a further defense in September 2024. In December 2025, ArcelorMittal
Brasil's defense for the first case (92) was partially upheld in the administrative instance, cancelling tax assessments for
certain expenses. The formal publishing of decision is awaited.
In December 2024, ArcelorMittal Brasil received a new tax
assessment in the amount of 64 charging corporate income tax
(IRPJ and CSLL) related to the taxation of controlled foreign companies (CFC taxation), questioning (i) the taxation of
Venezuela’s results (UNKI and UNICON), as well as their
consolidation in ArcelorMittal Brasil’s CIT tax base; and (ii)
ArcelorMittal Brasil’s right to offset on a monthly basis or at the end of the fiscal year – tax credits paid in Argentina by VSA’s subsidiaries (related to previous years). ArcelorMittal Brasil filed its defense in January 2025. In September 2025,
ArcelorMittal Brasil was notified of a partially favorable ruling in the first administrative instance, reducing the tax assessment by 7. ArcelorMittal Brasil intends to file an appeal to the second administrative instance to discuss the remaining amount.
Mexico
In 2015, the Mexican Tax Administration Service issued a tax assessment to ArcelorMittal Mexico, with respect to 2008,
principally due to improper interest deductions relating to
certain loans, and unpaid corporate income tax for interest
payments that the tax authority categorized as dividends.
ArcelorMittal Mexico's complaint for annulment before a
Federal Administrative and Tax Court is pending. The amount
of the tax assessment as of December 31, 2025 is 275.
In October 2018, the Mexican Tax Administration Service
issued a tax assessment to ArcelorMittal Las Truchas, with
respect to 2013 due to: (i) improper interest deductions relating to certain loans (ii) non-deduction of advanced rent payments and (iii) non-deduction of rolling roll expenses. In November
2018, ArcelorMittal Las Truchas filed an administrative appeal before the Administrative Authority on Federal Tax Matters,
which was rejected in June 2019 and is being appealed.
Therefore, in August 2019, ArcelorMittal Las Truchas filed an annulment complaint before a Federal Administrative and Tax
Court. In June 2023, the Federal Administrative and Tax Court
ruled against the annulment claim. In July 2023, ArcelorMittal
Las Truchas filed an appeal before the Court of Appeal. On
April 30, 2025, ArcelorMittal Las Truchas withdrew its appeal from the Court and agreed to pay 75, which included reduction of penalties and interest, as prescribed on the local regulations.
On February 24, 2023, the Tax Administration Service notified
ArcelorMittal Las Truchas of a tax assessment, with respect to
2014. In April 2023, ArcelorMittal Las Truchas filed an
administrative appeal in respect of this assessment before the
Tax Administrative Service. The amount of the tax assessment as of December 31, 2025 is 95.
A tax assessment in the amount of 221 was issued by the
Mexican Tax Authorities to ArcelorMittal Las Truchas in
September 2024. The tax authority is disputing deductions
relating to back-to-back loan interest, forex losses and Net
Operating Losses for the years 2013-15. ArcelorMittal Las
Truchas filed its defense in October 2024. The issue is pending currently.
Competition/Antitrust Claims
ArcelorMittal is a party to various competition/antitrust claims.
As of December 31, 2025, ArcelorMittal had recorded a non-
material amount provision in respect of such claims. Set out below is a summary description of competition/antitrust claims
(i) that constitute a contingent liability, (ii) that were resolved in
2025 or (iii) that were resolved and had a financial impact in
2024 or 2023, in each case involving amounts deemed
material by ArcelorMittal. The Company is vigorously defending against each of the pending claims discussed below.
Brazil
In September 2000, two construction trade organizations filed a complaint with Brazil’s Administrative Council for Economic
Defense (“CADE”) against three long steel producers, including
ArcelorMittal Brasil. The complaint alleged that these
producers colluded to raise prices in the Brazilian rebar market, thereby violating applicable antitrust laws. In September 2005,
CADE issued its final decision against ArcelorMittal Brasil, imposing a 71 fine. ArcelorMittal Brasil appealed the decision issued against it. On December 30, 2024, CADE and
ArcelorMittal Brasil signed a settlement agreement in the
context of the “Desenrola Program” launched by the Federal
Government. ArcelorMittal Brasil paid 17 to the Federal
Government and filed a petition asking for the extinction of the annulment proceedings, conditioned on the approval of the
transaction. Therefore, the actual amount in dispute is nil as of
December 31, 2025.
There is also a related class action commenced by the Federal
Public Prosecutor of the state of Minas Gerais against
ArcelorMittal Brasil for damages in an amount of 86 based on the alleged violations investigated by CADE. The injunction
requested by the Federal Prosecution Office was denied. On
October 2025, CADE filed a petition stating that it had already expressed interest in the original action, and that the same reasoning applies to the interlocutory appeal. The case is
awaiting judgment.
A further related lawsuit was commenced in February 2011 by
four units of Sinduscons, a civil construction trade organization, in federal court in Brasilia against, inter alia, ArcelorMittal Brasil claiming damages based on an alleged cartel in the rebar
market as investigated by CADE and as noted above. The
case is also awaiting judgment.
Other Legal Claims
ArcelorMittal is a party to various other legal claims. As of
December 31, 2025, ArcelorMittal had recorded provisions of
227 for other legal claims in respect of which it considers the risk of loss to be probable. Set out below is a summary
description of the other legal claims (i) in respect of which
ArcelorMittal had recorded a provision as of December 31,
2025, (ii) that constitute a contingent liability, (iii) that were resolved in 2025, or (iv) that were resolved and had a financial impact in 2024 or 2023, in each case involving amounts
deemed material by ArcelorMittal. The Company is vigorously
defending against each of the claims discussed below that
remain pending. Other legal claims that previously were
disclosed may no longer be described because of rulings in the case, changes in ArcelorMittal’s business or other
developments rendering them, in ArcelorMittal’s judgment, no longer material. These include claims disclosed in the previous year for which ArcelorMittal no longer expects to report on their status, absent a change in ArcelorMittal’s judgment of their materiality.
Brazil
In 2015, the SINDIMETAL (employees’ union) filed a lawsuit
against ArcelorMittal Brasil to annul all the collective labor agreements related to 12-hour work shifts. The case impacts a group of approximately 2,500 employees. In July 2022, the
Supreme Court decided a leading case, not involving
ArcelorMittal Brasil, that may favorably impact ArcelorMittal
Brasil's case. In April 2025, the Superior Labor Court decided to uphold the Regional Labour Court’s decision, which is
unfavorable to the company. In May 2025, the company filed
an extraordinary appeal to the Supreme Federal Court against the unfavorable decision issued by the Superior Labor Court
and is awaiting the judgment.The estimated amount of claim is
74.
In June 2017, Centrais Elétricas de Santa Catarina S.A. and
Celesc Distribuicao S.A. ("CELESC") filed a lawsuit for 55
against ArcelorMittal Brasil for the payments made by CELESC in the construction of the power transmission line that supplies the Vega plant. In April 2019, the court of first judicial instance passed a judgment upholding CELESC’s request. In November
2019, the company filed an appeal in the court of second
instance. In September 2021, the Santa Catarina Court of
Justice partially upheld the company’s challenge. In April 2024,
ArcelorMittal Brasil filed an appeal to the Superior Court of
Justice. The Santa Catarina State Court of Appeal stayed the appeal pending the Brazilian Supreme Court’s ruling on a
similar issue in another case. In October 2024, the State Court of Appeal reconsidered the decision to stay the appeal, and
elected to proceed with the analysis of the admissibility of the company’s appeal. In 2025, the State Court of Appeal denied
the admissibility of ArcelorMittal’s special appeal. In response,
ArcelorMittal filed an interlocutory appeal to the Superior Court of Justice.
On March 30, 2022, Votorantim S.A. (“Votorantim”) exercised
the put option right it has under its shareholders’ agreement with the Company to sell its entire equity interest in
ArcelorMittal Brasil to the Company, following the acquisition of
Votorantim's long steel business in Brazil in 2018. There was a dispute between the parties as to the value of the put option.
Votorantim had valued the put option at BRL 5.825 billion (i.e.
1,058). In September 2022, Votorantim commenced an
arbitration against ArcelorMittal Brasil seeking the full amount of its valuation of the put option, reduced by the undisputed amount ArcelorMittal Brasil accepted as the value of the put option and which was paid in January 2023 for 179. The
arbitration hearing took place in October 2024. In June 2025, the parties reached a settlement of the dispute. In July 2025, the Tribunal issued the consent award, whereby ArcelorMittal
Brasil will pay a settlement amount totaling approximately 546 over a period of 3 years, with the first 202 installment paid in
July 2025 (see note 11.5.2).
France
Retired and current employees of certain French subsidiaries of ArcelorMittal have initiated lawsuits to obtain compensation for asbestos exposure in excess of the amounts paid by
French social security (“Social Security”). Asbestos claims in
France initially are made by way of a declaration of a work-
related illness by the claimant to the social security authorities resulting in an investigation and a level of compensation paid by social security. Once the social security authorities
recognize the work-related illness, the claimant, depending on the circumstances, can also file an action for inexcusable
negligence (faute inexcusable) to obtain additional
compensation from the employer before a special tribunal. For faute inexcusable cases, the primary health insurance fund,
CPAM - advances, the amount of damages and pension
increase are reimbursed by the employer found at fault and
takes recourse action against the employer.
The number of claims outstanding for asbestos exposure at
December 31, 2025 was 199 as compared to 203 at
December 31, 2024.
Minority Shareholder Claims Regarding the Exchange Ratio in
the Second-Step Merger of ArcelorMittal into Arcelor
ArcelorMittal is the company that resulted from the acquisition of Arcelor by Mittal Steel N.V. in 2006 and a subsequent two-
step merger between Mittal Steel and ArcelorMittal and then
ArcelorMittal and Arcelor. Following completion of this merger process, several former minority shareholders of Arcelor or
their representatives brought legal proceedings regarding the exchange ratio applied in the second-step merger between
ArcelorMittal and Arcelor and the merger process as a whole.
ArcelorMittal believes that the allegations made and claims
brought by such minority shareholders are without merit and
that the exchange ratio and merger process complied with the requirements of applicable law, were consistent with previous guidance on the principles that would be used to determine the exchange ratio in the second-step merger and that the merger exchange ratio was relevant and reasonable to shareholders of both merged entities.
Set out below is a summary of the ongoing matter in this
regard. Several other claims brought before other courts and regulators on similar grounds were dismissed and are
definitively closed.
On May 15, 2012, ArcelorMittal received a writ of summons on behalf of Association des Actionnaires d'Arcelor ("AAA"), a
French association of former minority shareholders of Arcelor to appear before the civil court of Paris. The AAA alleged in particular that, based on Mittal Steel’s and Arcelor’s disclosure and public statements, investors had a legitimate expectation that the exchange ratio in the second-step merger would be the same as that of the secondary exchange offer component of
Mittal Steel’s June 2006 tender offer for Arcelor (i.e., 11 Mittal
Steel shares for 7 Arcelor shares), and that the second-step merger did not comply with certain provisions of company law.
AAA claimed, inter alia, damages in a nominal amount and
reserved the right to seek additional remedies including the cancellation of the merger. The proceedings before the civil court of Paris were stayed, pursuant to a ruling of such court on July 4, 2013, pending a preparatory investigation
(instruction préparatoire) by a criminal judge magistrate (juge
d’instruction) triggered by the complaints of AAA and several hedge funds (who quantified their total alleged damages at
282). The dismissal of charges (non-lieu) ending the
preparatory investigation became final in March 2018. On
March 6, 2020 AAA revived its claim before the civil court of
Paris on its behalf and on behalf of the hedge funds who had also filed a criminal complaint, as well as two new plaintiffs. In
October 2024, the court ruled in ArcelorMittal's favor,
dismissing all of AAA's claims. Following AAA's appeal in
December 2024, AAA filed their first brief in March 2025, which quantified its damages claim at 475 plus interest. ArcelorMittal responded in July 2025. In October 2025, AAA filed a new
brief. Directions are pending from the court for the deadline to file ArcelorMittal's response brief.
Poland
In October 2024, ArcelorMittal Global Holding S.à.r.l.,
ArcelorMittal Poland S.A. and ArcelorMittal Long Products
Europe Holding S.à.r.l. were served with a Request for
Arbitration filed by Tauron Polska Energia S.A. ("Tauron"). The dispute arises out of the exercise of put-options in Tameh
Holding, a joint venture between the Company and Tauron.
The Company's reply to the summons was filed on October 30,
2024. Each party claims to have exercised an effective put-
option, which the other party disputes. Tauron seeks the
payment of 166 (PLN 598 million) for its 50% shareholding in
Tameh. In the response, the Company filed a counterclaim
against Tauron for the same amount. Tribunal selection has
been finalized and the first procedural hearing was held in June
2025. The Tribunal has also approved Tauron’s request to join
ArcelorMittal Investment Management Poland as an additional
respondent given it was a shareholder in Tameh. Both parties filed their statements of case during the second half of 2025.
Canada
In April 2025, two hundred charges of environmental violations were brought by the Federal Authorities against ArcelorMittal
Canada Inc. under the Fisheries Act. These violations were
allegedly committed between 2014 and 2022. ArcelorMittal
Canada Inc. is defending the actions and the first procedural hearing took place in July 2025. The trial is scheduled at the end of the second quarter of 2026.
9.4    Commitments

	December 31,
	2025	2024
Commitments related to purchases of raw materials and energy	17,115	10,082
Guarantees, pledges and other collateral	9,116	10,019
Capital expenditure commitments	1,313	1,542
Other commitments	1,915	1,294
Total	29,459	22,937
Commitments related to purchases of raw materials and
energy
Purchase commitments consist primarily of major agreements
for procuring iron ore, coking coal, coke and hot metal. The
Company also has a number of agreements for electricity,
industrial and natural gas, scrap and freight. In addition to those purchase commitments disclosed above, the Company
enters into purchasing contracts as part of its normal
operations which have minimum volume requirements but for
which there are no take-or-pay or penalty clauses included in the contract. The Company does not believe these contracts
have an adverse effect on its liquidity position. Following the signature of an 18-year nuclear power production allocation
contract with the French electricity supplier EDF on December
26, 2025, the Company's commitments related to purchases of
raw materials and energy increased by 5.6 billion at December
31, 2025.
Commitments related to purchases of raw materials and
energy included commitments given to associates for 441 and
1,704 as of December 31, 2025 and 2024, respectively.
Commitments given to associates at December 31, 2024
included 798 related to a gas supply agreement with Kryvyi Rih
Industrial Gas which was terminated in the first half of 2025.
Purchase commitments included commitments given to joint
ventures for 681 and 719 as of December 31, 2025 and 2024,
respectively. Purchase commitments given to joint ventures
included 1,944 at December 31, 2025 with respect to the
renewable electricity supply agreement VdSA. Purchase
commitments given to joint ventures also included 245 and 287 related to Tameh and 378 and 380 related to Enerfos as of
December 31, 2025 and 2024, respectively.
Guarantees, pledges and other collateral
Guarantees related to financial debt and credit lines given on behalf of third parties were 299 and 256 as of December 31,
2025 and 2024, respectively. Additionally, guarantees of nil and
11 were given on behalf of associates and guarantees of 5,380 and 6,259 were given on behalf of joint ventures as of
December 31, 2025 and 2024, respectively.
Guarantees given on behalf of joint ventures included 414 and
183 on behalf of VdSA and 248 and 303 in relation to
outstanding lease liabilities for vessels operated by Global
Chartering as of December 31, 2025 and 2024, respectively.
Guarantees given on behalf of joint ventures also included
4,400 and 4,038 as of December 31, 2025 and 2024
corresponding to ArcelorMittal's 60% guarantee of the debt
under the term loan agreements entered into by the AMNS
India joint venture with various Japanese banks.
As of December 31, 2025, pledges and other collateral mainly related to (i) mortgages entered into by the Company’s
operating subsidiaries and (ii) inventories and receivables
pledged to secure the South African Rand revolving borrowing base finance facility for the amount drawn of 175 and ceded
bank accounts to secure environmental obligations, true sale of receivables programs and the revolving borrowing base
finance facility in South Africa of 43. Other sureties, first demand guarantees, letters of credit, pledges and other
collateral included 250 and 291 of commitments given on
behalf of associates as of December 31, 2025 and 2024,
respectively.
Capital expenditure commitments
Capital expenditure commitments relate to commitments with
respect to purchases of property, plant and equipment
including in the context of expansion and improvement
projects.
Capital expenditure commitments include 108 and 257 at
December 31, 2025 and 2024, respectively, relating to AML in connection with Phase 2 expansion involving the construction of 20 million tonnes of concentrate sinter fines capacity and associated infrastructure.
Other commitments
On November 19, 2021, following a protocol of intent agreed
between the Minas Gerais State Government, ArcelorMittal
Brasil and BMB Belgo Mineira Bekaert Artefatos De Arame Ltd,
ArcelorMittal Brasil committed to carry out capital expenditures at its facilities in Minas Gerais State, besides employment
generation. As of December 31, 2025 and 2024, commitments
related to this project were 535 and 295, respectively. Other commitments given also comprise commitments incurred for
gas supply to electricity suppliers.
Commitments to sell
In addition to the commitments presented above, the Company
has firm commitments to sell for which it also has firm
commitments to purchase included in purchase commitments
for 2,717 and 2,897 as of December 31, 2025 and 2024,
respectively, and mainly related to natural gas and electricity.
Commitments to sell included 2,655 and 2,787 as of
December 31, 2025 and 2024, relating to the 25-year offtake
agreement entered into in 2024 between the Company and
AMNS India for the supply of renewable electricity from wind and solar power generation at the Company's facility in Andhra
Pradesh (India).
Other
On February 28, 2024, the State of the Grand-Duchy of
Luxembourg exercised the right (following an agreement
signed between ArcelorMittal, the Fonds d'Urbanisation et
d'Aménagement du Plateau de Kirchberg and the State of the
Grand-Duchy of Luxembourg on December 20, 2022) to
acquire 50% of ArcelorMittal's future new headquarters and
related right-of-use of land in the Kirchberg district of the city of
Luxembourg. The acquisition price is based on construction
cost. On July 31, 2024, ArcelorMittal and the State of the
Grand-Duchy of Luxembourg signed a sale compromise
pursuant to which this acquisition will be completed at the end of the construction time.
On August 1, 2025, ArcelorMittal and Aperam entered into a
share purchase agreement as a result of which ArcelorMittal
has irrevocably committed to sell its wholly-owned subsidiary
K22 S.à r.l to Aperam, which has committed to acquire such
investment. Pursuant to the terms and conditions of the share purchase agreement and following the completion of certain
conditions, Aperam will own 5.4% of ArcelorMittal's future new headquarters.
As of December 31, 2025, the Company holds PPAs for renewable electricity as summarized below:

Segment	Number of contracts	start-end dates	Average remaining contract duration (in years)	Committed amount
Brazil [1,2]	11	2018-2053	11	2,802
Europe	3	2019-2032	5	66
1.At December 31, 2025, the Company has not yet recognized a commitment with respect to the PPA signed between ArcelorMittal Brasil and BBC Solar (joint venture with
Casa dos Ventos). The Company may have a potential commitment of approximately 273 upon commissioning of BBC Solar power plant, which is currently under construction. The PPA is established for a duration of 23 years, commencing in 2026 contingent to commissioning of BBC Solar power plant.
2.At December 31, 2025, the Company has not yet recognized a commitment with respect to the framework agreement for Commercialization of Electricity signed between
Acindar and Generación Eléctrica Argentina Renovable I S.A. ("GEAR I"). The Company may have a potential commitment of approximately 588 upon commissioning of the GEAR I power plant, which is currently under construction. The framework agreement is established for a duration of 25 years, commencing in 2027 contingent to commissioning of the GEAR I power plant.